                              WFS FINANCIAL 2001-B

                                  OWNER TRUST

                       $1,370,000,000 ASSET-BACKED NOTES

                         WFS RECEIVABLES CORPORATION 2
                                     SELLER

                               WFS FINANCIAL INC
                                MASTER SERVICER

                $230,000,000 CLASS A-1 [   ]% ASSET-BACKED NOTES

                $405,000,000 CLASS A-2 [   ]% ASSET-BACKED NOTES

            $400,000,000 CLASS A-3 FLOATING RATE ASSET-BACKED NOTES

            $335,000,000 CLASS A-4 FLOATING RATE ASSET-BACKED NOTES

                                   TERM SHEET

The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the information, including structure and collateral, may be modified from time to time to reflect changed circumstances. The attached term sheet is not intended to be a prospectus and any investment decision with respect to the Notes should be made by you based solely upon all of the information contained in the final prospectus and final prospectus supplement. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus and final prospectus supplement relating to the securities. All information described herein is preliminary, limited in nature and subject to completion or amendment. No representation is made that the above referenced securities will actually perform as described in any scenario presented. A final prospectus and final prospectus supplement may be obtained by contacting the Salomon Smith Barney Syndicate Desk at (212) 723-6171.

                      ------------------------------------

     The information contained in the attached Computational Materials relating to the WFS Financial 2001-B Owner Trust is referred to as the "Information."

     The attached Term Sheet has been prepared by WFS Financial Inc. Neither Banc of America Securities (BAS) nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

     The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

     The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumption underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

     Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in the communication has not been filed with the Securities and Exchanged Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the securities discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Prospectus Department of Banc of America Securities at 704.388.5703.

                      ------------------------------------

     The information contained in the attached Computational Materials relating to the WFS Financial 2001-B Owner Trust is referred to as the "Information".

     The attached Computational Materials have been prepared by WFS Financial Inc. Neither Credit Suisse First Boston ("CSFB") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information in the Computational Materials. The Information contained in the attached Computational Materials is preliminary and will be superseded by the applicable final prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

     The Information contained in the Computational Materials will be superseded by the description of the collateral contained in the final prospectus supplement relating to the securities.

     The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

     Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB Trading Desk at 212-325-2747.

                      -----------------------------------------

     The information contained in the attached Computational Materials relating to the WFS Financial 2001-B Owner Trust is referred to as the "Information".

     The attached Computational Materials have been prepared by WFS Financial Inc. Neither Deutsche Bank Securities Inc. ("Deutsche Bank") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information in the Computational Materials. The Information contained in the attached Computational Materials is preliminary and will be superseded by the applicable final prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

     The Information contained in the Computational Materials will be superseded by the description of the collateral pool contained in the final prospectus supplement relating to the securities.

     The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

     Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Deutsche Bank Trading Desk at 212-469-7730.

                      ------------------------------------

                        WFS FINANCIAL 2001-B OWNER TRUST

                               WFS FINANCIAL INC

                                MASTER SERVICER

                          TERM SHEET DATED MAY 8, 2001

                              SUBJECT TO REVISION

THE PARTIES:

The Issuer.................  WFS Financial 2001-B Owner Trust, or the trust

Seller.....................  WFS Receivables Corporation 2, or WFSRC2

Master Servicer............  WFS Financial Inc, or WFS

The Insurer................  Financial Security Assurance, Inc., or Financial
                             Security

Indenture Trustee..........  Bankers Trust Company

Owner Trustee..............  Chase Manhattan Bank USA, National Association

IMPORTANT DATES:

Statistical Calculation
Date.......................  April 30, 2001, the date used in preparing the statistical information in this term sheet.

Cut-Off Date...............  May 1, 2001

Closing Date...............  Expected to be May 17, 2001

Distribution Dates.........  Payments of interest and principal will be made on the notes on each March 20, June 20, September 20 and December 20, commencing in September 2001. If any of those days is not a business day, payment will be made on the next succeeding business day. Principal will be paid in order to the earliest maturing class until that class is paid in full. The initial date upon which payments will be made will be September 20, 2001.

Final Scheduled
   Distribution Dates......  If not paid earlier, the outstanding principal balance of the Class A-1 Notes will be paid on March 20, 2002, of the Class A-2 Notes will be paid on June 20, 2004, of the Class A-3 Notes will be paid on December 20, 2005, and of the Class A-4 Notes will be paid on December 20, 2008. If any of those days is not a business day, payment will be made on the next succeeding business day.

THE SECURITIES:

The Notes..................  The WFS Financial 2001-B Owner Trust Auto
                             Receivable Backed Notes will represent obligations of the trust secured by the assets of the trust. The notes will be issued in four classes and will bear interest at the applicable rates and calculated in the manner described below under the caption "The Terms of the Notes" and "Interest Calculation".

The Certificates...........  The trust will issue to the seller WFS Financial
                             2001-B Owner Trust Auto Receivable Backed
                             Certificates, which are not being offered by this term sheet. All payments in respect of the certificates will be subordinated to payments on the notes.

The Terms of the Notes.....

                                                                   INTEREST
                                       NOTE     PRINCIPAL          RATE PER         FINAL SCHEDULED
                                       CLASS      AMOUNT            ANNUM          DISTRIBUTION DATE
                                       -----   ------------   ------------------   -----------------
                                        A-1    $230,000,000                    %       March 20, 2002
                                        A-2    $405,000,000                    %        June 20, 2004
                                        A-3    $400,000,000   3-month LIBOR +  %    December 20, 2005
                                        A-4    $335,000,000   3-month LIBOR +  %    December 20, 2008

                             It is a condition to the offering of the notes that the Class A-1 Notes be rated P-1/A-1+ and that the Class A-2, Class A-3 and Class A-4 Notes be rated Aaa/AAA. These ratings are being applied for from Moody's Investors Services, Inc. and Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. Moody's and Standard & Poor's are the rating agencies. However, a rating agency in its discretion may lower or withdraw its rating in the future.

Interest Calculation.......  Interest on the Class A-1 Notes will accrue at the fixed interest rate applicable to that class from each distribution date (or from the closing date with respect to the first distribution date) to the day preceding the next distribution date.

                             Interest on the Class A-1 Notes will be calculated based upon the actual number of days elapsed and a 360-day year.

                             Interest on the Class A-2 Notes will accrue at the fixed interest rate applicable to that class from, and including, the 20th day of the month of the prior distribution date (or from the closing date with respect to the first distribution date) to, but excluding, the 20th day of the month of the current distribution date.

                             Interest on the Class A-2 Notes will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

                             Interest on the Class A-3 and Class A-4 Notes will accrue at a floating rate equal to LIBOR plus the additional percentage amount applicable to each of those classes from each distribution date (or from the closing date with respect to the first distribution date) to the day preceding the next distribution date. LIBOR is the rate for deposits in U.S. dollars for a three-month period which appears on the Dow Jones Telerate Page 3750 (or similar replacement page as of 11:00 a.m., London time, on the related LIBOR determination date. The LIBOR determination date will be the second London business day prior to the closing date with respect to the first distribution date and, as to each subsequent distribution date thereafter, on the second London business day prior to the prior distribution date.

                             Interest on the Class A-3 and Class A-4 Notes will be calculated based upon the actual number of days elapsed and a 360-day year.

Priority of Principal
   Payments................  Principal of the notes will be paid on each distribution date in the following order:

                             - to the Class A-1 Notes until the Class A-1 Notes
                               are paid in full;

                             - to the Class A-2 Notes until the Class A-2 Notes
                               are paid in full;

                             - to the Class A-3 Notes until the Class A-3 Notes
                               are paid in full; and

                             - to the Class A-4 Notes until the Class A-4 Notes
                               are paid in full.

THE TRUST PROPERTY:

General....................  The trust property will include:

                             - a pool of retail installment sales contracts and
                               a limited number of installment loans originated by WFS, all of which are secured by new or used automobiles or light duty trucks;

                             - a letter of credit, if any, in favor of the
                               trust;

                             - the funds in the spread account;

                             - an insurance policy written by Financial Security
                               guaranteeing to the indenture trustee all payments of principal and interest to be made to holders of the notes; and

                             - interest rate swap agreements.

The Contracts..............  On or before the closing date, WFS will sell and assign the contracts, each of which is an installment sales contract or installment loan secured by a financed vehicle which is a new or pre-owned automobile or light duty truck, to WFSRC2. On the closing date, WFSRC2 will transfer and assign the contracts to the trust. The trust will be established by the transfer and assignment of contracts by WFSRC2 to the trust on the closing date.

                             - The trust receives the right to payments due
                               under the contracts on and after the cut-off date of May 1, 2001.

                             - The contracts are secured by first liens on the
                               vehicles purchased under each contract.

                             - The contracts will have an expected weighted
                               average annual percentage rate of approximately 14.408% and an expected weighted average remaining maturity of approximately 60 months.

                             - Approximately 6.12% of the aggregate principal
                               amount of the contracts will be Rule of 78's contracts and approximately 93.73% will be simple interest contracts.

The Spread Account.........  The spread account is a segregated trust account in the name of the indenture trustee that will afford some limited protection against losses on the contracts. The spread account will be part of the trust. It will be created with either an initial cash deposit by WFSRC2 in the amount of $27,400,000 or the delivery of a letter of credit in favor of the trust acceptable to Financial Security and the rating agencies. On any distribution date funds will be distributed to you to cover any shortfalls in interest and principal required to be paid on the notes, first from the spread account, and then from amounts available under the letter of credit, if any.

                             The funds in the spread account will be
                             supplemented on each distribution date by any funds in the collection account remaining after making all of the payments necessary on that distribution date. The funds in the spread account will be supplemented until they are at least equal to 4% or 9% of the sum of the remaining principal balance of the simple interest contracts and the present value of the remaining scheduled payments of the monthly principal and interest due on the Rule of 78's contracts. The rate to be applied will depend upon loss and delinquency triggers.

                             If on the last day of any month or on any distribution date the amount on deposit in the spread account is greater than the amount required to be in that account on that date, the excess cash will be distributed in the following order:

                             - to Financial Security, to the extent of any
                               unreimbursed amounts due to it,

                             - to any provider of a letter of credit in favor of
                               the trust, to the extent of any unreimbursed amounts due to it,

                             - to the party making any initial deposit, until it
                               has received an amount equal to the spread account initial deposit,

                             - to the master servicer and to WFSRC2, or any
                               other holder of the certificates, in equal amounts, until the additional servicing fees then due the master servicer have been paid in full, and then

                             - to WFSRC2 or any other holder of the
                               certificates.

                             You will have no further rights to any excess cash paid to any of these entities.

The Note Policy............  On the closing date, Financial Security will issue a financial guaranty insurance policy, known as the note policy, for the indirect benefit of the holders of the notes. Under the note policy, Financial Security will unconditionally and irrevocably guarantee to the indenture trustee the payments of interest and principal due on the notes during the term of the note policy.

                             If, based upon a report due to the indenture trustee five days prior to a distribution date, it appears that insufficient funds will be available to pay to the holders of the notes on that distribution date the full amount of the payment which will then be due to them, that shortfall will be paid first by drawing upon funds in the spread account, second, by a draw from the letter of credit, if any, and third, by a claim upon the note policy. To the extent any claim is made upon the note policy, it is anticipated that the amount of that claim will be distributed on that distribution date.

Interest Rate Swap.........  On the closing date, the issuer will enter into interest rate swaps to hedge the floating interest rates on the class A-3 notes and the class A-4 notes with Citibank, N.A., New York, as the swap counterparty. The interest rate swap for the class A-3 notes will have an initial notional amount equal to the principal amount of the class A-3 notes on the closing date and the interest rate swap for the class A-4 notes will have an initial notional amount equal to the principal amount of the class A-4 notes on the closing date. The notional amount of each interest rate swap will decrease by the amount of any principal payments on the respective class of notes.

                             In general, under each interest rate swap agreement, on each payment date the issuer will be obligated to pay the swap counterparty a fixed rate payment based on the notional amount of the interest rate swap and the swap counterparty will be obligated to pay a floating rate payment on the same notional amount. Payments on each of the interest rate swaps will be exchanged on a net basis. The obligations of the issuer under the interest rate swap agreements are secured under the indenture. Net swap payments made by the issuer rank higher in priority than payments on the securities.

THE CONTRACTS POOL:

                             Each contract is a retail installment sales contract secured by a financed vehicle originated by a new or pre-owned car dealer located in California or one of the other states listed in the table on pages 12 and 13 or an installment loan secured by a financed vehicle. Most of the contracts were purchased by WFS from dealers; however, contracts representing no more than 9.69% of the cut-off date aggregate scheduled balance are installment loans originated by WFS directly to consumers or by other independent auto finance companies which loans were then sold to WFS. Except as otherwise noted, all references in this term sheet to contracts include installment loans.

                             WFS will select the contracts from its portfolio of fixed-interest rate contracts. The contracts transferred to the trust were underwritten and purchased or originated by WFS in the ordinary course of its business operations. The information concerning the contracts presented throughout this term sheet is as of April 30, 2001. The contracts which will be transferred to the trust at the closing date will include contracts purchased or originated through April 30, 2001, and will have an aggregate outstanding principal balance of not less than $1,370,000,000. While the characteristics of the contracts actually transferred to the trust at the closing date may differ somewhat from the information disclosed in this table, we anticipate that the variations will not be significant.

                                                                               CONTRACTS
                                                                              IN THE TRUST
                                                                             --------------
                                       Outstanding Principal Balance.......  $1,370,000,000
                                          Minimum..........................  $     1,280.28
                                          Maximum..........................  $    89,795.36
                                          Average..........................  $    13,494.88
                                       Number of Contracts.................         101,520
                                       Financed Vehicles
                                          Percentage of New Vehicles.......           24.07%
                                          Percentage of Pre-owned
                                             Vehicles......................           75.93%
                                          Percentage of Automobiles........           46.75%
                                          Percentage of Light Duty
                                             Trucks........................           53.25%
                                       Percentage of Rule of 78's
                                          Contracts........................            6.12%
                                       Percentage of Simple Interest
                                          Contracts........................           93.73%
                                       Annual Percentage Rate
                                          Minimum..........................            4.46%
                                          Maximum..........................           32.00%
                                          Weighted Average.................          14.408%
                                       Remaining Maturities
                                          Minimum (Months).................               3
                                          Maximum (Months).................              84
                                          Weighted Average (Months)........           60.19
                                       Original Maturities
                                          Minimum (Months).................              10
                                          Maximum (Months).................              84
                                          Weighted Average (Months)........           64.23
                                          Percent over 60 Months...........           50.67%
                                          Percent over 72 Months...........            2.95%

                             Each of the contracts is fully amortizing and provides for level payments over its term, with the portions of principal and interest of each such level payment being determined on the basis of the Rule of 78's or the simple interest method. The amortization of the Rule of 78's contracts will result in the outstanding principal balance on each of those contracts being in excess of the scheduled balance of that contract. For purposes of the trust, all Rule of 78's contracts are amortized on an actuarial basis to prevent shortfalls of principal payments on the notes. As amortization on an actuarial basis produces a faster amortization than does application of the Rule of 78's, there will not be a shortfall of principal in any event, including as a result of prepayments or timely payment to maturity of a Rule of 78's contract.

REPURCHASE OF CONTRACTS AND REDEMPTION OF SECURITIES:

Optional Repurchase of
   Contracts by WFSRC2.....  WFSRC2 will have the option to repurchase from the trust, on any distribution date, contracts selected by it, which contracts have an aggregate value on the date of repurchase of not more than $274,000,000, which amount is the sum of (i) the aggregate principal balance of simple interest contracts repurchased and (ii) the aggregate of the present values of the remaining monthly principal and interest due on Rule of 78's contracts repurchased. If WFSRC2 exercises this optional repurchase right, WFSRC2 will pay to the trust a repurchase price equal to the lesser of (x) the sum of (i) the aggregate principal balance of simple interest contracts repurchased and (ii) the aggregate of the present values of the remaining monthly principal and interest due on Rule of 78's contracts repurchased, or (y) the sum of the unpaid principal amount of all classes of notes outstanding plus the accrued interest on each of those classes of notes, on the date of repurchase. WFSRC2 will also pay a repurchase premium in an amount equal to the product of the repurchase price and the repurchase factor expressed as a percentage of the repurchase price. The following table reflects the repurchase factor applicable to an optional repurchase occurring during the periods set forth:

                                                                                    REPURCHASE
                                       DISTRIBUTION DATE OF OPTIONAL REPURCHASE       FACTOR
                                       ----------------------------------------  -----------------
                                          September 2001 to June 2002........            15%
                                          September 2002 to June 2003........            10%
                                          September 2003 to June 2004........             7%
                                          September 2004 to December 2008....             4%

Optional Purchase..........  On any distribution date as of which the aggregate principal balance of the simple interest contracts outstanding plus the aggregate of the present value of the remaining monthly principal and interest payments due on the Rule of 78's contracts outstanding is equal to or less than $137,000,000, WFSRC2 may purchase all of the outstanding contracts from the trust without payment of a repurchase premium at a purchase price equal to the unpaid principal amount of all classes of notes outstanding plus accrued interest on each of those classes of notes.

Prepayment and Redemption
   following Optional
   Repurchase or Optional
   Purchase................  If WFSRC2 exercises its optional repurchase right or optional purchase right,

                             - the amount paid by WFSRC2 equal to the price to
                               repurchase or purchase the contracts, exclusive of any repurchase premium, will be treated as collections and distributed to the holders of the notes in addition to the distributions to which the holders would then otherwise be entitled to receive,

                             - the amount received by the trust equal to the
                               repurchase premium will be distributed on the related distribution date, pro rata, to the holders of the notes after giving effect to all other payments made on that distribution date other than the amount paid equal to the scheduled balances of the repurchased contracts,

                             - the contracts repurchased or purchased by WFSRC2
                               will be transferred to WFSRC2 on that
                               distribution date, and

                             - if the exercise of the optional repurchase right
                               or the optional purchase right results in the principal and accrued interest of all classes of notes outstanding being paid in full, the trust will be terminated.

Mandatory Redemption.......  The notes may be accelerated if an event of default has occurred and is continuing under the indenture. If an insurer default has occurred and is continuing and an event of default has occurred and is continuing, the indenture trustee may be permitted to accelerate the notes. If an event of default has occurred and is continuing but no insurer default has occurred and is continuing, Financial Security will have the right, in addition to its obligation to make scheduled payments on the notes in accordance with the terms of the note policy, but not the obligation, to elect to accelerate the notes. If the notes are accelerated, the master servicer or the indenture trustee will sell or otherwise liquidate the property of the trust and deliver the proceeds to the indenture trustee for distribution in accordance with the terms of the indenture.

TAX STATUS:

                             In the opinion of Mitchell, Silberberg & Knupp LLP, special counsel for federal income and California income tax purposes, as discussed in further detail in the prospectus:

                             - the notes will be characterized as debt; and

                             - the trust will not be characterized as an
                               association or a publicly traded partnership taxable as a corporation.

                             If you purchase a note, you agree to treat it as debt for tax purposes.

ELIGIBILITY FOR PURCHASE BY
MONEY MARKET FUNDS:

                             The Class A-1 Notes will be structured to be eligible securities for purchase by money market funds under Rule 2a-7 under the Investment Company Act of 1940, as amended. A money market fund should consult its legal advisers regarding the eligibility of the Class A-1 Notes under Rule 2a-7 and whether an investment in such notes satisfies the fund's investment policies and objectives.

ERISA CONSIDERATIONS:

                             The notes are generally eligible for purchase by employee benefit plans that are subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended. However, administrators of employee benefit plans should review the matters discussed under "ERISA Considerations" in the prospectus and also should consult with their legal advisors before purchasing notes.

                        DISTRIBUTION OF CONTRACTS BY APR

     The following table provides information about the contracts relating to their annual percentage rate. While the characteristics of the contracts transferred to the trust at the closing date may differ somewhat from the information disclosed in this table, we anticipate that the variations will not be significant. The percentages may not add to 100.00% due to rounding.

                                                                       PERCENTAGE OF
                                                      AGGREGATE       TOTAL AGGREGATE
                                      NUMBER OF       PRINCIPAL          PRINCIPAL
            CONTRACT APR              CONTRACTS        BALANCE           BALANCES
            ------------              ---------   -----------------   ---------------
4.460% - 4.999%.....................        29    $       76,817.15         0.01%
5.000% - 5.999%.....................       296         1,034,401.78         0.08
6.000% - 6.999%.....................       698         2,626,157.01         0.19
7.000% - 7.999%.....................     1,725        15,369,411.51         1.12
8.000% - 8.999%.....................     4,073        51,934,810.89         3.79
9.000% - 9.999%.....................     6,666        91,538,560.38         6.68
10.000% - 10.999%...................     7,830       110,374,979.85         8.06
11.000% - 11.999%...................     8,309       119,552,144.53         8.73
12.000% - 12.999%...................    10,214       151,497,372.21        11.06
13.000% - 13.999%...................     8,873       133,846,153.30         9.77
14.000% - 14.999%...................     9,177       139,553,546.27        10.19
15.000% - 15.999%...................     8,613       124,738,479.31         9.10
16.000% - 16.999%...................     7,548       106,810,368.11         7.80
17.000% - 17.999%...................     6,391        86,643,545.02         6.32
18.000% - 18.999%...................     5,920        72,719,034.75         5.31
19.000% - 19.999%...................     5,012        59,470,192.68         4.34
20.000% - 20.999%...................     4,402        48,676,999.25         3.55
21.000% - 21.999%...................     2,996        29,303,894.49         2.14
22.000% and higher..................     2,748        24,233,131.51         1.77
                                      ---------   -----------------       ------
            Total:..................   101,520    $1,370,000,000.00       100.00%

                   GEOGRAPHIC CONCENTRATION OF THE CONTRACTS

     The following table provides information based upon the state in which the new or pre-owned car dealer which originated a contract is located, or in the case of an installment loan, the state in which the office of the lender which originated the loan is located. While the characteristics of the contracts transferred to the trust at the closing date may differ somewhat from the information disclosed in this table, we anticipate that the variations will not be significant. The percentages may not add to 100.00% due to rounding.

                                             AGGREGATE       PERCENTAGE OF TOTAL
                             NUMBER OF       PRINCIPAL       AGGREGATE PRINCIPAL
              STATE          CONTRACTS        BALANCE              BALANCES
              -----          ---------   -----------------   --------------------
      California...........    44,072    $  560,547,302.52           40.92%
      Arizona..............     6,705        96,819,368.93            7.07
      Washington...........     4,835        62,385,550.20            4.55
      Oregon...............     4,426        54,163,428.09            3.95
      Texas................     3,701        51,796,875.75            3.78
      Ohio.................     3,875        51,064,574.87            3.73
      Florida..............     3,167        50,635,932.28            3.70
      Colorado.............     2,838        39,759,037.75            2.90
      North Carolina.......     2,175        35,638,469.99            2.60
      Nevada...............     2,570        33,449,850.80            2.44
      South Carolina.......     1,904        28,589,694.10            2.09
      Illinois.............     1,931        27,372,551.56            2.00
      Virginia.............     1,562        25,913,937.46            1.89
      Utah.................     1,518        21,797,670.95            1.59
      Michigan.............     1,309        20,911,683.60            1.53
      Idaho................     1,630        20,507,028.68            1.50
      Tennessee............     1,185        18,484,069.88            1.35
      Missouri.............     1,466        17,757,031.68            1.30
      Georgia..............     1,047        16,857,421.89            1.23
      Pennsylvania.........       962        11,990,302.30            0.88
      Kentucky.............       775        11,002,812.33            0.80
      Maryland.............       661        10,998,562.89            0.80
      Wisconsin............       808        10,393,878.07            0.76
      Indiana..............       682         9,141,020.38            0.67
      New Mexico...........       706         7,937,336.75            0.58
      Alabama..............       468         7,618,616.95            0.56
      Oklahoma.............       524         7,263,231.62            0.53
      Delaware.............       415         7,019,111.09            0.51
      New Jersey...........       525         6,573,399.98            0.48
      New York.............       467         6,487,805.98            0.47
      Massachusetts........       421         6,359,227.77            0.46
      Kansas...............       405         5,666,870.98            0.41
      Mississippi..........       310         5,057,151.36            0.37

                                             AGGREGATE       PERCENTAGE OF TOTAL
                             NUMBER OF       PRINCIPAL       AGGREGATE PRINCIPAL
              STATE          CONTRACTS        BALANCE              BALANCES
              -----          ---------   -----------------   --------------------
      West Virginia........       271    $    4,338,360.63            0.32%
      Connecticut..........       239         3,671,855.08            0.27
      Minnesota............       205         3,660,708.89            0.27
      New Hampshire........       182         2,826,739.23            0.21
      Iowa.................       215         2,665,704.62            0.19
      Wyoming..............       147         1,984,007.39            0.14
      Nebraska.............        93         1,451,104.52            0.11
      Rhode Island.........        52           760,187.83            0.06
      Maine................        25           389,111.60            0.03
      Hawaii...............        40           193,653.24            0.01
      South Dakota.........         6            97,757.54            0.01
                              -------    -----------------          ------
                  Total....   101,520    $1,370,000,000.00          100.00%
                              =======    =================          ======

                      WEIGHTED AVERAGE LIVES OF THE NOTES

     Prepayments on contracts can be measured relative to a payment standard or model. The model used in this term sheet, the Absolute Prepayment Model, or ABS, represents an assumed rate of prepayment each month relative to the original number of contracts in a pool of contracts. ABS further assumes that all the contracts in question are the same size and amortize at the same rate and that each contract in each month of its life will either be paid as scheduled or be paid in full. For example, in a pool of contracts originally containing 10,000 contracts, a 1% ABS rate means that 100 contracts prepay each month. ABS does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of contracts, including the Contracts transferred to the trust.

     As the rate of payment of principal of each class of notes will depend on the rate of payment (including prepayments) of the principal balance of the contracts, final payment of any class of notes could occur significantly earlier than its final scheduled distribution date. Reinvestment risk associated with early payment of the notes of any class will be borne exclusively by the holders of those notes.

     The table captioned "Percentage of Initial Note Balance at Various ABS Percentages" is referred to as the ABS Table and has been prepared on the basis of the characteristics of the contracts described under "The Contracts Pool". The ABS Table assumes that:

- the contracts prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases,

- the monthly principal and interest payment on each contract is scheduled to be made and is made on the last day of each month and each month has 30 days,

- payments are made on the notes on each distribution date (and each such date is assumed to be the twentieth day of each applicable month),

- WFSRC2 does not exercise its option to repurchase the contracts, and

- WFSRC2 exercises its optional purchase right on the earliest distribution date on which that option may be exercised.

     The ABS Table indicates the projected weighted average life of each class of notes and sets forth the percentage of the initial principal amount of each class of notes that is projected to be outstanding after each of the distribution dates shown at various constant ABS percentages.

     The ABS Table also assumes that the contracts have been aggregated into hypothetical pools with all of the contracts within each such pool having the following characteristics and that the level scheduled payment for each of the pools, which is based on the aggregate scheduled balance, annual percentage rate, original term to maturity and remaining term to maturity as of the assumed cut-off date, will be such that each pool will be fully amortized by the end of its remaining term to maturity.

                                                          REMAINING     ORIGINAL
                                AGGREGATE                   TERM          TERM
                                PRINCIPAL                TO MATURITY   TO MATURITY
         SUBPOOLS                BALANCE         APR     (IN MONTHS)   (IN MONTHS)
         --------           -----------------   ------   -----------   -----------
  1.......................  $   42,567,076.05   14.133%      65            65
  2.......................      18,936,859.76   17.493       33            34
  3.......................      60,871,150.18   16.862       47            47
  4.......................     296,424,921.56   15.420       59            60
  5.......................     370,985,661.40   13.478       71            71
  6.......................      19,586,029.88   11.577       82            83
  7.......................       9,963,888.55   17.056       32            34
  8.......................      29,896,297.14   16.546       45            47
  9.......................     151,355,035.27   15.370       57            60
 10.......................     181,669,903.05   13.483       69            71
 11.......................      10,956,793.27   11.814       81            83
 12.......................      10,781,150.29   16.960       39            44
 13.......................      79,221,953.78   13.843       34            60
 14.......................      77,935,141.76   13.167       48            71
 15.......................       8,848,138.06   12.027       45            83
                            -----------------
    Total                   $1,370,000,000.00
                            =================

     The actual characteristics and performance of the contracts will differ from the assumptions used in preparing the ABS Table. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the contracts will prepay at a constant ABS rate until maturity or that all of the contracts will prepay at the same ABS rate. Moreover, the diverse terms of contracts within each of the hypothetical pools could produce slower or faster principal distributions than indicated in the ABS Table at the various constant percentages of ABS specified, even if the original and remaining terms to maturity of the contracts are as assumed. Any difference between those assumptions and the actual characteristics and performance of the contracts, or actual prepayment experience, will affect the percentages of initial amounts outstanding over time and the weighted average lives of each class of notes.

         PERCENTAGE OF INITIAL NOTE BALANCE AT VARIOUS ABS PERCENTAGES

                                    CLASS A-1 NOTES              CLASS A-2 NOTES              CLASS A-3 NOTES
                               -------------------------    -------------------------    -------------------------
      DISTRIBUTION DATE        0.5%   1.0%   1.8%   2.5%    0.5%   1.0%   1.8%   2.5%    0.5%   1.0%   1.8%   2.5%
      -----------------        ----   ----   ----   ----    ----   ----   ----   ----    ----   ----   ----   ----
Closing Date.................  100%   100%   100%   100%    100%   100%   100%   100%    100%   100%   100%   100%
 9/20/01.....................   59     47     25      0     100    100    100     99     100    100    100    100
 12/20/01....................   28      7      0      0     100    100     83     60     100    100    100    100
 3/20/02.....................    0      0      0      0      98     82     54     24     100    100    100    100
 6/20/02.....................    0      0      0      0      80     61     26      0     100    100    100     89
 9/20/02.....................    0      0      0      0      63     40      0      0     100    100     99     59
 12/20/02....................    0      0      0      0      45     19      0      0     100    100     74     33
 3/20/03.....................    0      0      0      0      27      0      0      0     100    100     51     10
 6/20/03.....................    0      0      0      0       9      0      0      0     100     80     29      0
 9/20/03.....................    0      0      0      0       0      0      0      0      91     61     10      0
 12/20/03....................    0      0      0      0       0      0      0      0      73     43      0      0
 3/20/04.....................    0      0      0      0       0      0      0      0      55     26      0      0
 6/20/04.....................    0      0      0      0       0      0      0      0      40     11      0      0
 9/20/04.....................    0      0      0      0       0      0      0      0      24      0      0      0
 12/20/04....................    0      0      0      0       0      0      0      0       9      0      0      0
 3/20/05.....................    0      0      0      0       0      0      0      0       0      0      0      0
 6/20/05.....................    0      0      0      0       0      0      0      0       0      0      0      0
 9/20/05.....................    0      0      0      0       0      0      0      0       0      0      0      0
 12/20/05....................    0      0      0      0       0      0      0      0       0      0      0      0
 3/20/06.....................    0      0      0      0       0      0      0      0       0      0      0      0
 6/20/06.....................    0      0      0      0       0      0      0      0       0      0      0      0
WEIGHTED AVERAGE LIFE
 (YEARS).....................  0.56   0.48   0.40   0.34    1.65   1.35   1.00   0.80    3.07   2.64   2.00   1.57

                                    CLASS A-4 NOTES
                               -------------------------
      DISTRIBUTION DATE        0.5%   1.0%   1.8%   2.5%
      -----------------        ----   ----   ----   ----
Closing Date.................  100%   100%   100%    100%
 9/20/01.....................  100    100    100     100
 12/20/01....................  100    100    100     100
 3/20/02.....................  100    100    100     100
 6/20/02.....................  100    100    100     100
 9/20/02.....................  100    100    100     100
 12/20/02....................  100    100    100     100
 3/20/03.....................  100    100    100     100
 6/20/03.....................  100    100    100      86
 9/20/03.....................  100    100    100      63
 12/20/03....................  100    100     90      42
 3/20/04.....................  100    100     72       0
 6/20/04.....................  100    100     56       0
 9/20/04.....................  100     96     41       0
 12/20/04....................  100     79      0       0
 3/20/05.....................   93     64      0       0
 6/20/05.....................   76     51      0       0
 9/20/05.....................   62      0      0       0
 12/20/05....................   47      0      0       0
 3/20/06.....................    0      0      0       0
 6/20/06.....................    0      0      0       0
WEIGHTED AVERAGE LIFE
 (YEARS).....................  4.53   4.07   3.24   2.57

     The weighted average life of a note is determined for the above table by
(x) multiplying the amount of each principal payment on a note by the number of periods (months) from the date of issuance of the note to the related distribution date, (y) adding the results and (z) dividing the sum by the original principal amount of the note. This calculation assumes that WFSRC2 does not exercise its optional repurchase right but that it will exercise its optional purchase right.

     The foregoing has been prepared based on the assumptions described under "Weighted Average Lives of the Notes", including the assumptions regarding the characteristics and performance of the Contracts, which will differ from their actual characteristics and performance, and should be read in conjunction with those assumptions.

                   DELINQUENCY AND CONTRACT LOSS INFORMATION

     The following tables set forth (i) the delinquency experience in regard to contracts originated and serviced by WFS and its affiliates, including contracts subsequently securitized, at December 31, 1996 through 2000 and at March 31, 2001 and (ii) the loss experience for contracts originated and serviced by WFS and its affiliates, including contracts subsequently securitized, for the years ended December 31, 1996 through 2000 and for the three month period ending March 31, 2001. There is no assurance that the future delinquency and loss experience of the Contracts will be similar to that set forth below. WFS defines delinquency as being past due based on the contractual due date of the underlying contract. The dollar amounts shown in these tables are net of interest not yet earned on Rule of 78's contracts. With respect to the Contract Loss Experience table, it is the policy of WFS to charge-off all contracts when they become 120 days delinquent or are classified as a non-performing asset, whether that contract is owned by WFS or serviced by WFS for others. WFS believes that its charge-off policy is consistent with that customarily used in the automobile finance industry.

                        CONTRACT DELINQUENCY EXPERIENCE

                             MARCH 31,                                                                 DECEMBER 31,
                                2001                     2000                     1999                     1998
                       ----------------------   ----------------------   ----------------------   ----------------------
                        NUMBER                   NUMBER                   NUMBER                   NUMBER
                          OF                       OF                       OF                       OF
                       CONTRACTS     AMOUNT     CONTRACTS     AMOUNT     CONTRACTS     AMOUNT     CONTRACTS     AMOUNT
                       ---------   ----------   ---------   ----------   ---------   ----------   ---------   ----------
                                                            (DOLLARS IN THOUSANDS)
Contracts serviced...   639,379    $7,190,457    616,011    $6,818,182    524,709    $5,354,385    464,257    $4,367,099
                        =======    ==========    =======    ==========    =======    ==========    =======    ==========
Period of delinquency
 30 - 59 days........    12,237    $  113,434     16,787    $  157,843     12,868    $  107,416     13,885    $  112,208
 60 - 89 days........     3,762        35,059      4,475        40,679      3,511        29,738      3,966        32,100
 90 days or more.....     1,813        17,100      2,006        18,487      1,711        14,872      1,768        14,441
                        -------    ----------    -------    ----------    -------    ----------    -------    ----------
   Total contracts
    and amount
    delinquent.......    17,812    $  165,593     23,268    $  217,009     18,090    $  152,026     19,619    $  158,749
                        =======    ==========    =======    ==========    =======    ==========    =======    ==========
Delinquencies as a
 percentage of number
 and amount of
 contracts
 outstanding.........      2.79%         2.30%      3.78%         3.18%      3.45%         2.84%      4.23%         3.64%


                                1997                     1996
                       ----------------------   ----------------------
                        NUMBER                   NUMBER
                          OF                       OF
                       CONTRACTS     AMOUNT     CONTRACTS     AMOUNT
                       ---------   ----------   ---------   ----------
                                   (DOLLARS IN THOUSANDS)
Contracts serviced...   408,958    $3,680,817    341,486    $3,046,585
                        =======    ==========    =======    ==========
Period of delinquency
 30 - 59 days........     6,605    $   54,450      4,511    $   38,173
 60 - 89 days........     2,161        18,652      1,305        11,470
 90 days or more.....       918         7,762        567         5,144
                        -------    ----------    -------    ----------
   Total contracts
    and amount
    delinquent.......     9,684    $   80,864      6,383    $   54,787
                        =======    ==========    =======    ==========
Delinquencies as a
 percentage of number
 and amount of
 contracts
 outstanding.........      2.37%         2.20%      1.87%         1.80%

                            CONTRACT LOSS EXPERIENCE

                                                      FOR THE
                                                    THREE MONTHS
                                                       ENDED
                                                     MARCH 31,                    FOR THE YEAR ENDED DECEMBER 31,
                                                    ------------   --------------------------------------------------------------
                                                        2001          2000         1999         1998         1997         1996
                                                    ------------   ----------   ----------   ----------   ----------   ----------
                                                                               (DOLLARS IN THOUSANDS)
Contracts serviced
 At end of period.................................   $7,190,457    $6,818,182   $5,354,385   $4,367,099   $3,680,817   $3,046,585
                                                     ==========    ==========   ==========   ==========   ==========   ==========
 Average during period............................   $6,998,682    $6,076,814   $4,839,514   $4,006,185   $3,383,570   $2,627,622
                                                     ==========    ==========   ==========   ==========   ==========   ==========
 Gross charge offs of contracts during period.....   $   48,226    $  165,937   $  150,518   $  173,422   $  136,773   $   86,464
 Recoveries of contracts charged off in current
   and prior periods..............................       15,746        49,697       47,581       36,230       34,634       25,946
                                                     ----------    ----------   ----------   ----------   ----------   ----------
 Net charge offs..................................   $   32,480    $  116,240   $  102,937   $  137,192   $  102,139   $   60,518
                                                     ==========    ==========   ==========   ==========   ==========   ==========
 Net charge offs as a percentage of contracts
   outstanding during period (annualized).........         1.86%         1.91%        2.13%        3.42%        3.02%        2.30%